UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

885 West Georgia Street, Suite 2200 Vancouver, B.C. V6C 3E8
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  604-687-5800

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On December 13, 2011, Silver Bull Resources, Inc. (“Silver Bull”) issued a news release announcing that it closed on the sale of a total of 21,050,000 shares of its common stock, at a price of $0.50 per share, pursuant to various subscription agreements entered into by certain investors on December 1, 2011 and December 5, 2011, respectively, in connection with registered direct offerings of Silver Bull’s common stock.  A copy of the news release is attached hereto as Exhibit 99.1.

Gross proceeds to Silver Bull from the sale of the common stock in the offerings totaled approximately $10.5 million before deduction of an estimated $170,000 in fees and expenses related to the offerings.  The net proceeds to Silver Bull from the offerings will be used for the following purposes: (1) drilling, metallurgy, and other geological work at its Sierra Mojada Project; (2) payments required pursuant to option agreements for certain concessions at its Sierra Mojada project; and (3) general corporate purposes.

All of the shares of common stock were offered and sold pursuant to an effective shelf registration statement on Form S-3, as amended (Registration No. 333-172789) and the prospectus supplements dated December 1, 2011 and December 5, 2011 to the base prospectus dated June 16, 2011 included in the registration statement.

A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the shares in the offerings is attached hereto as Exhibit 5.1.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements include, but are not limited to, the proposed use of net proceeds from the offerings.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement.  Silver Bull is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

ITEM 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
5.1	Opinion of Davis Graham & Stubbs LLP.
99.1	News release issued on December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2011

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
Sean Fallis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Davis Graham & Stubbs LLP.
99.1	News release issued on December 13, 2011.